SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF EACH OF THE LISTED PORTFOLIOS:

DWS VARIABLE SERIES I: DWS Growth & Income VIP
DWS VARIABLE SERIES II: DWS Alternative Asset Allocation Plus VIP DWS Balanced VIP DWS Blue Chip VIP DWS Diversified International Equity VIP DWS Global Thematic VIP DWS Strategic Income VIP

On January 26, 2010, Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”) announced its intention to transition members of your portfolio’s portfolio management team who are part of its Quantitative Strategies Group or, in the case of DWS Global Thematic VIP its Global Equity Team, out of DIMA into two separate independent investment advisory firms that are not affiliated with DIMA. In order for each portfolio to continue to benefit from the investment expertise offered by the affected portfolio managers, DIMA has recommended to the portfolio’s Board of Trustees the approval of a sub–advisory agreement between DIMA and each newly created investment advisory firm (the “Sub–Advisory Agreement”).  The Sub–Advisory Agreement is subject to Board approval.  If approved, the transition is expected to be completed during the second quarter 2010.

Multi–Manager Structure. The Advisor, subject to the approval of the Board, has ultimate responsibility to recommend the hiring, termination and replacement of subadvisors. The portfolio and the Advisor have received an order from the Securities and Exchange Commission (the “SEC”) that allows the portfolio and the Advisor to utilize a multi–manager structure in managing the portfolio’s assets. Pursuant to the SEC order, the Advisor, with the approval of the portfolio’s Board, is permitted to select subadvisors that are not affiliates of the Advisor (“non–affiliated subadvisors”) to manage all or a portion of the portfolio’s assets without obtaining shareholder approval. The Advisor would also have the discretion to terminate any subadvisor and allocate and reallocate the portfolio’s assets among any non–affiliated subadvisors. The SEC order also permits the Advisor, subject to the approval of the Board, to materially amend an existing sub–advisory agreement with a non–affiliated subadvisor without shareholder approval.  The portfolio and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring of a new non–affiliated subadvisor, the portfolio will provide shareholders with an information statement containing information about the new non–affiliated subadvisor.

The portfolio and the Advisor have also filed an exemptive application with the SEC requesting an order that would extend the relief granted with respect to non–affiliated subadvisors to certain subadvisors that are affiliates of the Advisor (“affiliated subadvisors”).  If such relief is granted by the SEC, the Advisor, with the approval of the portfolio’s Board, would be able to hire non–affiliated and/or affiliated subadvisors to manage all or a portion of the portfolio’s assets without obtaining shareholder approval. The Advisor would also have the discretion to terminate any subadvisor and allocate and reallocate the portfolio’s assets among any other subadvisors (including terminating a non–affiliated subadvisor and replacing them with an affiliated subadvisor). The Advisor, subject to the approval of the Board, would also be able to materially amend an existing sub–advisory agreement with any such subadvisor without shareholder approval. There can be no assurance that such relief will be granted by the SEC. The portfolio and the Advisor will be subject to any new conditions imposed by the SEC.

Please Retain This Supplement for Future Reference

January 26, 2010 [DWS INVESTMENTS LOGO] Deutsche Bank Group